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                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                    SUPPLEMENT DATED OCTOBER 30, 1995 TO THE
                       PROSPECTUS DATED OCTOBER 30, 1995


                         FOR USE IN THE STATE OF MAINE


     THESE ARE SPECULATIVE SECURITIES. AN INVESTMENT IN THE FUND MAY INVOLVE SIGNIFICANT RISKS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS", "INVESTMENT OBJECTIVES AND POLICIES -- OTHER INVESTMENT POLICIES" AND "RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE".

     THE FUND MAY INVEST IN MEDIUM TO LOWER RATED MUNICIPAL OBLIGATIONS AND IN CERTAIN MUNICIPAL OBLIGATIONS THAT ARE CONSIDERED DERIVATIVE INSTRUMENTS. SUCH MUNICIPAL OBLIGATIONS MAY HAVE CERTAIN SPECULATIVE CHARACTERISTICS.

CODE # 18302-1095ME